National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated April 8, 2020

to the Prospectus dated May 1, 2019, as supplemented to date, for the Sentinel Advantage Variable Annuity 5 Contract and to the Prospectuses dated May 1, 2018, as supplemented to date,

for the Varitrak and Investor Select Policies and for the Sentinel Advantage Variable Annuity Contract

and to the Prospectus dated May 1, 2009, as supplemented to date,

for the Sentinel Estate Provider and Sentinel Benefit Provider Policies

Liquidation of the BNY Mellon VF Quality Bond Fund Portfolio

The Sentinel Advantage Variable Annuity contract, the Sentinel Estate Provider policy and the Varitrak policy, all issued by National Life Insurance Company, (“we” or “us”), has an investment option that invests in the BNY Mellon VF Quality Bond Fund Portfolio (the “Quality Bond Fund Portfolio”). We have received notice that the Board of Trustees of BNY Mellon approved the termination and liquidation of the Quality Bond Fund Portfolio. It is anticipated that the liquidation will occur on or about April 30, 2020.

If you have account value allocated to the subaccount that invests in the Quality Bond Fund Portfolio, you must instruct us to transfer that account value to another subaccount or subaccounts of your choice. Otherwise, at the close of business on April 30, 2020 we will transfer your account value to the Money Market subaccount. Also, if you have any portion of your future premium payments allocated to the Quality Bond Fund Portfolio subaccount or if your automatic portfolio management features (i.e., Dollar-Cost Averaging and Portfolio Rebalancing) include the Quality Bond Fund Portfolio subaccount, you must redirect that allocation or automatic transaction to another subaccount.

After April 30, 2020, all references to the Quality Bond Fund Portfolio in the policies and contracts listed above are hereby deleted.

Transfers made from the Quality Bond Fund Portfolio will not count against the number of free transfers allowed during this policy or contract year, and we will waive any fee otherwise applicable to such transfers.

Closing and Reorganization of Subaccount – Invesco Oppenheimer V.I. Discovery Mid Cap Fund

The Invesco V.I. Mid Cap Growth Fund Portfolio will be merging into the Oppenheimer V.I. Discovery Mid Cap Fund Portfolio on or about April 30, 2020. Any account value allocated to the Invesco V.I. Mid Cap Growth Fund Portfolio on or about April 30, 2020 will be converted into value in the Oppenheimer V.I. Discovery Mid Cap Fund Portfolio.

Renaming of American Funds Insurance Series Global Bond Fund

Effective May 1, 2020, the American Funds Insurance Series Global Bond Fund will be renamed the American Funds Insurance Series Capital World Bond Fund.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.